UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2003

Vail Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Benchmark Road Avon, Colorado		81620
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(970) 845-2500

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On November 13, 2003, Vail Resorts, Inc. issued a press release announcing the restatement of its historical financial statements (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003		Vail Resorts, Inc.
	By:	/s/ Adam M. Aron
Adam M. Aron
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release dated November 13, 2003	4